____________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): January 23, 2002


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    _________________________________________
             (Exact name of registrant as specified in its charter)


          Delaware                    333-60164                 41-1955181
____________________________         _____________           ________________
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)



        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 857-7000


          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 4
       ____________________________________________________________________


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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5. Other Events.


The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

5.4  Opinion of Mayer, Brown & Platt with respect to legality.

8.4 Opinion of Mayer, Brown & Platt with respect to certain tax matters (included as part of Exhibit 5.4)





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


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.



                                            By:     /s/Paticia C. Taylor
                                            Name:   Patricia C. Taylor
                                            Title:  Vice President



Dated: January 23, 2002

                                  EXHIBIT INDEX


Exhibit Number        Description




5.4            Opinion of Mayer, Brown & Platt with respect to legality.

8.4 Opinion of Mayer, Brown & Platt with respect to certain tax matters (included as part of Exhibit 5.4)




                                        4

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